                                                                EXHIBIT 10.16

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


INGRAM
MICRO


                               RESALE AGREEMENT


This Agreement ("Agreement") is by and between PC Connection ("PC Connection"), with its principal place of business at 528 Route 13 South, Milford, New Hampshire 03055 and Ingram Micro Inc. ("Ingram") excluding its subsidiaries, with its principal place of business at 1600 E. St. Andrew Place, Santa Ana, California 92705. This Agreement will include PC Connection's domestic locations only.

1.   Purpose

The purpose of this Agreement is to provide the terms and conditions for the purchase and resale by PC Connection and the sale by Ingram to PC Connection of various computer products including both hardware and software ("Product").

2.   Terms of Sale

All Product sales will be subject to Ingram's then current standard Sales Terms and Conditions published in its Comprehensive Catalog ("Catalog") at the time of purchase. Should Ingram's Catalog provisions conflict with this Agreement, the provisions of this Agreement will prevail. If authorization for resale is required by the publisher or manufacturer of any Product, then Ingram will not be obligated to sell such Product to PC Connection unless Ingram has received such required authorization.

3.   Ordering

A. PC Connection will compile, update, and provide Ingram with Product order information. The Product order information will include the: (i) Product SKU number(s), (ii) unit quantity, (iii) PC Connection price, (iv) the correct shipping address, and (v) the appropriate PC Connection account number (the account number will correspond with PC Connection's choice of credit line options provided in Section 7 of this Agreement). PC Connection personnel will identify, for each Product order, the ship-to destination as either PC Connection, PC Connection's customer, or to some other specified third party. Ingram will, subject to Product availability, use best efforts to fill and ship all Product orders placed by PC Connection within one (1) business day of order receipt.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


B. Ingram will accept orders over telephone, via the Computer Assisted Purchasing System("CAPS") or Electronic Data Interchange ("EDI"), only from those who identify themselves as PC Connection personnel and provide the Ingram customer number prior to placing the order. Ingram will have no obligation to confirm the validity of any order placed or the authority of the person placing an order in this manner. EDI transactions will be subject to the guidelines set forth in Exhibit B.

C. PC Connection may request, as a special order, Products not included in Ingram's inventory but carried by one of Ingram's vendors. Upon receipt of a request for special order Product ("Special Product"), Ingram will endeavor to include such Product in its inventory. Ingram will determine, at its sole discretion, the inventory stocking levels of Special Product and Whenever possible, Ingram will add additional SKU's to its existing vendor lines. Ingram's price to PC Connection for such Special Product will be in accordance with Section 5.B, unless otherwise specified in this Agreement.

D. In the event Ingram does not carry a vendor line that PC Connection requires, Ingram will make its best efforts to add the vendor to its Product offering. Ingram reserves the right to carry inventory only on those Products or vendor lines where PC Connection is able to provide accurate Product forecasting and has acquired the necessary vendor authorization for resale from the manufacturer. The price for any additional vendor lines will be calculated according to Section 5.B.

E. Ingram will provide an on-site Ingram Purchasing Support Representative at PC Connection's purchasing facility located in New Hampshire, for the purpose of assisting PC Connection with account management including, but not limited to, answering inquiries regarding price protection, Product allocation and other agreed upon inventory management programs.

F. To enable PC Connection to more efficiently allocate Product from Ingram, Ingram and PC Connection will work together to define and develop a Product ordering program, known as the "Scheduled Ship Program". Upon implementation, the Scheduled Ship Program will allow PC Connection to schedule orders with Ingram up to ******* days in advance of Product shipment and will enable Ingram to allocate Product for PC Connection ******** days before the expected ship date. To enable Ingram to meet its Scheduled Ship Program obligations, PC Connection will provide Ingram with accurate and timely inventory forecasts of PC Connection's high velocity Products on a weekly basis.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


G. Ingram and PC Connection agree to work together to further improve fill-rates and inventory turns, and will implement mutually beneficial operating efficiencies whenever possible.

4.   Electronic Data Interchange ("EDI")

A. Ingram will maintain a telecommunication line between PC Connection and Ingram's distribution center at Ingram's expense. In addition, Ingram will assist PC Connection in establishing an EDI link between PC Connection's New Hampshire location and Ingram's Williamsville, New York location.

B. PC Connection will be eligible for EDI development funds ("EDI Funds") up to ****** upon Ingram's approval of an EDI implementation plan to be developed by both parties. Ingram will provide EDI Funds for the purpose of assisting PC Connection with the development of EDI between Ingram and PC Connection.

C. PC Connection agrees to provide Ingram with accurate and verifiable documentation of its EDI development costs on a monthly basis. Ingram will reimburse PC Connection by check within the second month following the end of Ingram's fiscal quarter and upon Ingram's verification of PC Connection's reasonable and allowable EDI development costs.

D. Upon EDI implementation, both parties agree to transact business via the following EDI transaction sets:

832  Price Catalog File (receive only)
846  Inventory Inquiry Advice (receive only)
850  Purchase Order (active upon implementation of purchasing system)
855 Purchase Order Acceptance (active upon implementation of purchasing system) 856 Shipping Advice (receive only)

E. The procedures governing EDI orders placed and accepted are set forth in Exhibit B.

5.   Pricing

A. All Product prices will be as shown in Ingram's on-line ordering system as of the date of order. This pricing is offered in expectation that PC Connection's total net sales during each one year term of this Agreement will meet or exceed ************* and, upon execution of this Agreement, Ingram will be designated the Primary

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Source ("Primary Source") for PC Connection's distribution Products. As Primary Source, Ingram will be the first contact and, subject to Product availability, source for all of PC Connection's distribution needs. Ingram and PC Connection will jointly review the volume commitment level at the end of the first year.

B. Ingram's price for PC Connection's Product purchases, will be Ingram's replacement cost on the date of purchase, divided by the factor applicable to the Product type. The Product type and factors will be as follows:


                      PRODUCT TYPE                 FACTOR
                       Software                     ****
                       Hardware                     ****
                       Accessory Product            ****
                       Technical Product            ****


C. Ingram's price for specialty Product purchases, including but not limited to memory, license, books, some technical education and exclusives may not be included in the above pricing.

D. In addition to the pricing above, Ingram will provide PC Connection with vendor level pricing on each of the Product lines listed in Exhibit A. All other vendor lines for which PC Connection is authorized will be subject to the pricing referred to in Section 5.B and C of this Agreement. As manufacturer costs change, Ingram cost may be adjusted to reflect such change.

E. PC Connection may seek pricing from sources other than Ingram in unique or large bidding situations provided: (a) PC Connection gives Ingram the opportunity to bid the final pricing obtained through such solicitation; and (b) the business opportunity will be granted Ingram if Ingram meets such pricing requirements.

F. Ingram will notify PC Connection in writing of any increase to Product prices which effect PC Connection's vendor level pricing shown Exhibit A. Increases to vendor level pricing may occur due to changes in the amount of Product discount a vendor provides Ingram.

G. In the event Ingram is notified by a manufacturer of a permanent price reduction on the manufacturer's Product, and PC Connection has a quantity of that Product on-hand and purchased from Ingram as of that date, Ingram will provide pass-through price protection upon request by PC Connection if the manufacturer so

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


agrees. Ingram and PC Connection will jointly review PC Connection's top Products in inventory each quarter, and in such cases where Ingram Does not have an established price protection relationship with said Product manufacturers, Ingram and PC Connection will work to develop such a relationship. Except for the manufacturers listed in Exhibit D, Ingram will honor pass-through price protection requests whenever possible.

H. To enable Ingram to meet its price protection obligations, PC Connection will follow the procedures for requesting price protection as shown in Exhibit E and will deliver accurate and current on-hand inventory reports to Ingram within ******* business days after Ingram notifies PC Connection of a permanent price decrease. Upon receipt of PC Connection's request and confirmation of the eligibility of the Products listed, Ingram will credit PC Connection's account within ***** business days. Unless notified by Ingram within ******* days after Ingram receives the request for price protection, PC Connection will assume that price protection is granted and a credit memo will be issued by Ingram.

6.   Shipping

A. PC Connection will pay the ground freight charges on any Product orders shipped from Ingram's Chicago, Harrisburg and Memphis distribution centers.

B. If Products requested by PC Connection are unavailable in the local Ingram warehouse at the time of order but available in another Ingram warehouse, then Ingram will ship any lightweight Products (defined as single-box items which are less than twenty-five (25) pounds)from Ingram's other warehouse to PC Connection via second-day air freight carrier of Ingram's choice and at Ingram's expense. Those Products designated as heavyweight Products (defined as single-box items which meet or exceed twenty-five (25) pounds) shipped from any other Ingram warehouse to PC Connection will be shipped through a ground freight carrier of Ingram's choice with the freight charges paid by Ingram.

C. If PC Connection requests Product shipment by expedited carrier from any Ingram warehouse for reasons other than listed in Section 6.B, the expedited freight charges will be paid by PC Connection.

D. The freight and shipping terms offered to PC Connection in Section 6.B will be reviewed by both parties ninety (90) days after the signing of this Agreement. Should either party find the freight terms unsatisfactory, Ingram and PC Connection will work together to determine a mutually acceptable alternative.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


E. Ingram will ship all of PC Connection's Product orders F.O.B. origin whether shipping directly to the address provided by PC Connection or to a PC Connection warehouse. However, Ingram shall bear the risk of loss for all shipments until the Product(s) reach the address listed on PC Connection's purchase order.

7.   Payment Terms

At the time of manual or electronic order, PC Connection must designate an account number which corresponds to one of the two methods of payment offered by Ingram to PC Connection, as shown below. PC Connection understands that its choice of account number for an order will determine the payment method and credit line availability for that order.

A.   Net *** Program: Ingram will provide PC Connection with a credit line of

******** for Product purchases, which is subject to change according to the results of a periodic review. Ingram will conduct a periodic review of the adequacy of PC Connection's credit lines to ensure satisfaction to both parties. All invoices will be due and payable **********days from the invoice date.

B. Early Pay Program: In addition to Section 7.A, Ingram will provide PC Connection with a credit line of ******* million for Product purchases, which is subject to change according to the results of a review one (1) year after the signing of this Agreement. PC Connection will receive a ********* Early Pay Discount on all Product invoices based on the following: invoices accumulated over ****** consecutive business days must be paid to Ingram so the average term of payment on all such invoices is no more than ******* business days. Ingram agrees to invoice PC Connection promptly to permit PC Connection to avail itself of the Early Pay discount.

C. PC Connection's average monthly Days Sales Outstanding ("DSO") on their Net *** account must be equal to or less than ******* days and will be calculated as shown in Exhibit F.

D. When calculating PC Connection's monthly DSO, Ingram may reduce PC Connection's accounts receivables balance by a total of ******** to compensate for misshipments which may have occurred during that month. Misshipments will be defined as veritably lost or short shipments, order entry errors, or wrong Product shipped. PC Connection agrees to report each incident of misshipment to Ingram's Customer Service Department within ****** business days of: (i) receipt of the misshipment, or, (ii) the estimated time of shipment arrival ("Shipment ETA") requested by PC Connection and provided by Ingram at the time of order.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


E. PC Connection will verify Product received against invoices within ***** business days from invoice date. Any discrepancies found will be deducted from the invoice (DFI) and a debit memo created. PC Connection will not DFI until ********* **** days after Product leaves their dock for return to Ingram. Such DFI's will be limited to short shipments, price variances, defectives and other authorized returns. All debit memos submitted to Ingram must contain information, including but not limited to quantity variance, SKU number, quantity ordered, invoice number, Product price quoted and Product price invoiced.

8.   Returns

A. Subject to Ingram's approval prior to returning Products, PC Connection may return any Products purchased from Ingram within *********** days after invoice date for credit at the actual purchase price less any price protection, provided that the total purchase price of all such stock balance returns does not exceed **************** of all purchases during the preceding fiscal quarter (excludes memory, mass storage Products and certain manufacturers specified in Exhibits C and D). Stock balance returns which exceed ************ may be subject to a **************** excess handling fee. All Products returned must be undamaged, in the manufacturer's original packaging, in resalable condition and unused. Ingram reserves the right to not accept Products if the manufacturer has placed restrictions upon the return of Products as stated in Exhibits C and D. Ingram also reserves the right to not accept Products which are no longer in production or which are produced or published by a manufacturer which is insolvent or which has declared bankruptcy. PC Connection will pay the freight charges and bear all risk of loss when returning Products to Ingram.

B. Within *********** days after the date of purchase from Ingram, PC Connection may return, for its choice of either replacement or credit, those Products found to be defective, provided PC Connection obtains Ingram's RMA approval via telephone or fax prior to return. Ingram reserves the right to require PC Connection to return defective Products directly to the Products' manufacturer for replacement according to the manufacturer's defective Products return policy as stated in Exhibit C. Ingram will use its best efforts to respond to PC Connection's direct RMA requests within ************ business day dependent upon manufacturer's ability to respond in a timely manner.

C. In the event Ingram ships Product defined as misshipment in Section 7.D to PC Connection, PC Connection will return the Product to Ingram via ground freight F.O.B. destination and Ingram will credit PC Connection's account for the freight costs upon receipt and verification of the returned Products. PC Connection agrees to

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

adhere to the returns request procedure outlined in Ingram's Catalog and Section 8 of this Agreement and will make requests for return freight credit within ****** days of invoice.

D. The stock balance terms offered to PC Connection will be reviewed by both parties after ninety (90) days of the signing of this Agreement. Should either party find this returns process unsatisfactory, Ingram and PC Connection will work together to determine a mutually acceptable alternative.

E. Ingram and PC Connection will work together to monitor PC Connection's returns rate and will make adjustments as needed to the satisfaction of both parties. Ingram will provide PC Connection with a monthly report of PC Connection's returns rate performance.

9.   Marketing

A. Ingram will provide PC Connection one (1) Marketing Opportunity Forum during the term of this Agreement. PC Connection will have the ability to present, upon Ingram's approval and at Ingram's facility, marketing opportunities to vendors they wish to pursue.

B. Ingram will provide marketing services and pass-through co-op marketing development funds ("MDF") on a case-by-case basis dependent upon each vendors' offering. In addition, Ingram will work with PC Connection and its direct vendors to provide MDF for Products purchased as a second source through distribution.

C. For purposes of Product evaluation and upon request, Ingram will use its best efforts to provide PC Connection free copies of Not For Resale ("NFIU") software and hardware subject to availability and restrictions by the manufacturer for such purpose. Whenever possible, Ingram will meet the quantities of NFR Product requested by PC Connection. This offer will only apply to those NFR Products which Ingram receives free and without charge from the manufacturer. PC Connection will pay for any freight costs incurred for the shipment of NFR Products from Ingram.

D. Ingram will provide PC Connection with a dedicated marketing manager to lend marketing support, assist PC Connection with customized marketing opportunities, and provide notification to PC Connection of marketing and co-op funds made available by Ingram's vendors.

E. Ingram will provide PC Connection with advance notice of emerging technologies and new Product launches whenever possible and will assist PC Connection with new Product forecasting on an as-needed basis.

10.  Technical Services And Support

Ingram will provide, to authorized PC Connection personnel only, free technical support via its telephone support lines for the Products listed in Ingram's Catalog. Under no circumstance will Ingram be obligated to provide any technical support to PC Connection's customers.

11.  Reporting

A. PC Connection agrees to provide Ingram with accurate and timely Product inventor forecasts on a weekly basis to enable both parties to maximize their collective operational and forecasting efficiencies. This reporting will be used when PC Connection requests that Ingram add a vendor line as outlined in Section 3.D and for the Scheduled Ship Program as described in Section 3.F.

B. In addition to the EDI reporting provided in Section 4.D, Ingram will work with PC Connection to furnish the customized electronic or printed reports as listed below:

Daily:         Backorder Report/File
               Price Change File

Weekly:        New Products Summary
               Promo Pak

Monthly:       Top 50 Vendors Report
               Sales By Vendor By SKU - MTD & YTD
               Marketing Development Funds Usage Report

C. Ingram and PC Connection will maintain an electronic Parts Cross-Reference File to be transmitted once a week from PC Connection to Ingram for the purpose of ensuring data integrity with Product ordering, P.O. placement and order-related processes between both parties.

D. Ingram will maintain a daily electronic bulletin board Price Change File to ensure pricing data accuracy between Ingram and PC Connection. Ingram may periodically update the file format to maintain transmission and quality standards.

12.  TERM AND TERMINATION

This Agreement will commence on the date of the last signature set forth below and will continue for two (2) years. Either party may terminate this Agreement without cause by giving one hundred eighty (180) days advance written notice to the other party. Ingram may terminate this Agreement immediately for cause upon written notice, which notice will include a ten (10) day opportunity to cure.

13.  CONFIDENTIALITY

This Agreement is and contains confidential information, and as such will not be disclosed to any third party without the express written consent of both parties. The parties agree to disclose the terms and conditions of this Agreement only to their respective personnel with a need to know.

14.  NOTICES

All notices and other communications relating to this Agreement or its terms will be in writing and mailed via first class United States Postal Service, certified or registered with return receipt requested or via facsimile. All notices so mailed will be deemed received two (2) days after postmark date and facsimiles will be deemed received upon notification of successful transmission.

15.  ENTIRE AGREEMENT

This Agreement (including any Exhibits and Addenda) constitutes the entire Agreement between the parties regarding the resale of Product, and will cancel, terminate, and supersede any and all previous agreements, proposals, representations, or statements, whether oral or written. The terms of this Agreement will supersede the terms of any invoice or purchase order issued by either party. Any modifications of this Agreement must be in writing and signed by an authorized representative of each party.

16.  GOVERNING LAW

This Agreement will be deemed made in the State of California and will be governed by and construed in accordance with California laws, excluding its conflicts or choice of law rule or principles which might refer to the law of another jurisdiction.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

17.  Headings

This Agreement may be executed in any number of original counterparts, each of which when executed and delivered will be deemed to be an original and all of which taken together will constitute but one and the same instrument. Headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

18.  Indemnity

Ingram shall indemnify and hold PC Connection harmless from and against any actions, claims, and damages resulting from product liability, breach of warranty, or infringement of an intellectual property right, but only to the extent that Ingram has been granted rights of indemnity from the manufacturer or publisher whose product is the subject of the underlying action, the intent of this provision being to pass through any liability to the manufacturer or publisher.

This Agreement will be effective as of October 30, 1997.

"PC Connection"                               "Ingram"


By:  /s/Robert F. Wilkins                     By: /s/ Debbie Tibey
(Officer of the Company)                      (Officer of the Company)

Name:  Robert F. Wilkins                      Name: Debbie Tibey
(Please print or type)                        (Please print or type)


Title:  Vice President, Product Mgmt.         Title: Vice President of NMA

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT A

                             VENDOR LEVEL PRICING

VENDOR           VENDOR                                   INGRAM COST
NUMBER           NAME                                   COST DIVIDED BY
1153              3COM                                      *****
1047              ADOBE                                     *****
7520              ADOBE UNIX                                *****
1280              BORLAND                                   *****
7474              COREL CORPORATION                         *****
7497              COREL CORPORATION                         *****
7498              COREL CORPORATION                         *****
7499              COREL CORPORATION                         *****
1397              COREL SYSTEMS                             *****
7951              COREL WORDPERFECT                         *****
1460              CURTIS MANUFACTURING CO                   *****
1138              KINGSTON TECHNOLOGY                       *****
1674              KINGSTON TECHNOLOGY                       *****
7968              LINOTYPE-HELL                             *****
2495              MICROSOFT BACKOFFICE                      *****
2786              MICROSOFT CONSUMER PRODUCTS               *****
2500              MICROSOFT CORPORATION                     *****
5118              MICROSOFT INPUT                           *****
3018              MICROSOFT MOLP                            *****
3124              MICROSOFT MOLP ACADEMIC                   *****
3379              SONY CORPORATION OF AMERICA               *****
3882              U.S. ROBOTICS                             *****
3865              VERBATIM CORPORATION                      *****
3662              WESTERN DIGITAL                           *****

NOTE:
All prices are subject to change without notice. As manufacturer costs change, Ingram's price to PC Connection may be adjusted to reflect such change.

                                   EXHIBIT B

                          ELECTRONIC DATA INTERCHANGE

A.   Documents/Standards

     1. Each party may electronically transmit to or receive from the other party any of the transaction sets listed in the Appendix 1 attached hereto and incorporated by reference and transaction sets which the parties by written agreement add to Appendix 1 (collectively "Documents"). Any transmission of data which is not a Document shall have no force or effect between the parties. All Documents shall be transmitted in accordance with the standards set forth in Appendix 1.

     2.    Third Party Service Providers

           a. Documents will be transmitted electronically to each party either, as specified in Appendix 1 directly or through any third party service provider ("Provider") with which either party may contract. Either party may modify its election to use, not use or change a Provider upon 30 days prior written notice.

           b. Each party shall be responsible for the cost of any Provider with which it contracts, unless otherwise set forth in the Appendix 1.

           c. Each party shall be liable for the acts or omissions of its Provider while transmitting, receiving, storing, or handling Documents, or performing related activities for such party; provided, that if both the parties use the same Provider to effect the transmission and receipt of a Document, the originating party shall be liable for the acts or omissions of such Provider as to such Document.

     3.    System Operations

           Each party, at its own expense, shall provide and maintain the equipment, software, services and testing necessary to effectively and reliably transmit and receive Documents.

     4.    Security Procedures

           Each party shall properly use those security procedures, including those specified in Appendix 1, if any which are reasonably sufficient to ensure that all transmissions of Documents are authorized and to protect its business records and data from improper access.

     5.    Signatures

           Each party shall adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted document shall be sufficient to verify such party originated such Document. Such electronic signature can consist of our DUNS number or any other mutually agreed upon ID. Neither party shall disclose to any unauthorized person the Signatures of the other party.

B.   Transmissions

     1.    Proper Receipt

           Documents shall not be deemed to have been properly received, and no Document shall give rise to any obligation, until accessible to the receiving party at such party's Receipt Computer designated in Appendix 1.

     2.    Verification

           Upon proper receipt of any Document, the receiving party shall promptly and properly transmit a functional acknowledgment in return, unless otherwise specified in Appendix 1. A functional acknowledgment shall constitute conclusive evidence a Document has been properly received.

     3.    Acceptance

           If acceptance of a Document is required by Appendix 1, any such Document which has been properly received shall not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in Appendix 1).

     4.    Garbled Transmissions

           If any transmitted Document is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party (if identifiable from the received Document) via telephone. In the absence of such a notice, the originating party's records of the contents of such Document shall control.

C.   Transaction Terms

     1. Transactions (and any related communication) governed by this Agreement also shall be subject to the terms and conditions included on each party's standard printed applicable forms attached to or identified in Appendix 1 as the same may be amended from time to time by either party upon written notice to the other. The parties acknowledge that the terms and conditions set forth on such forms may be inconsistent, or in conflict, but agree that any conflict or dispute that arises between the parties in connection with any such Transaction will be resolved as if such Transaction had been effected through the use of such forms. The terms of this Agreement however shall prevail in the event of any conflict with any other terms and conditions applicable to any Transaction.

     2.    Validity/Enforceability

           a. This Agreement has been executed by the parties to evidence their mutual intent to create binding purchase and sale obligations pursuant to the electronic transmission and receipt of Documents specifying certain of the applicable terms.

           b. Any Document properly transmitted pursuant to this Agreement shall be considered, in connection with any Transaction, any other written agreement described in Appendix 1, or this Agreement, to be a "writing" or m writing"; and any such Document when containing, or to which there is affixed, a Signature ("Signed Documents") shall be deemed for all purposes
                 (a) to have been "signed" and (b) to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

           c. The conduct of the parties pursuant to this Agreement, including the use of Signed Documents properly transmitted pursuant to this Agreement, shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties in furtherance of this Agreement, any Transaction and any other written agreement described in Appendix 1.

           d. Without waiving other defenses either party may have, the parties agree not to contest the validity or enforceability of Signed Documents under the provisions of any applicable law relating to requirements for certain agreements to be in writing or signed by the party to be bound thereby in order to be valid or enforceable. Signed Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of Signed Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Signed Documents were not originated or maintained in documentary form.

                                  APPENDIX 1

STANDARDS

ANSI ASX X.12 (American National Standards Institute, Accredited Standards Committee X.12)

Selected Standards include, as applicable, all data dictionaries, segment dictionaries and transmission controls referenced in those standards but include only the Transaction Sets listed in the DOCUMENTS Section of this Appendix
                                        ---------
below.


DOCUMENTS
---------

                                                               ACCEPTANCE DOCUMENT

                                 Verification  Acceptance               Document Name
Transaction   Document Name or    Required     Required    Transaction        or
   Set #        Description         (Y/N)        (Y/N)       Set #       Description
   850       Purchase Order          Yes          Yes          855      P/O Acceptance
   997       Functional               No           No          N/A           N/A
             Acknowledgement
   855       Purchase Order          Yes           No          N/A           N/A
             Acceptance
   856       Shipping Advice         Yes           No          N/A           N/A
   810       Invoice                 Yes           No          N/A           N/A
   820       Payment                 Yes           No          N/A           N/A
   832       Price/Sales             Yes           No          N/A           N/A
             Catalog
   852       Product Activity        Yes           No          N/A           N/A
             Data

                                   EXHIBIT C

MANUFACTURERS' POLICIES AND WARRANTIES

Certain manufacturers require prior approval for defective returns and may also have policy stipulations that the customer must follow prior to returning defective product. Some manufacturers may also require that the customer obtain a vendor's Return Merchandise Authorization from them prior to returning the defective product. The manufacturers and their policies are listed below for your convenience.

                            REFER DIRECT TO VENDORS

Y= Yes   * See last column for details      YPH = Yes Purchase History                                             UPDATED as of
                                                                                                                   April 10, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     EXCEPTIONS &
  IM                             CONTACT   VENDOR        VENDOR       IM       END-USER    PROBLEM      SERIAL        ADDITIONAL
 VENDOR          VENDOR          VENDOR    PHONE          RA        INVOICE    RECEIPT       DESC.      NUMBER         VENDOR
 NUMBER           NAME           DIRECT    NUMBER        REQ'D       REQ'D      REQ'D       REQ'D        REQ'D       REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------------

1139            ADIC                Y      800-336-1233


4739, 2015      ALLIED TELESYSN     Y      800-428-4835                                                            Refer Direct. No
                                                                                                                   open box returns.

7093            APPLE/EXPORT        Y      800-776-2333                                                            No stock
                                                                                                                   balancing on this
                                                                                                                   Vendor ID.
                                                                                                                   No defective
                                                                                                                   returns
                                                                                                                   through IM.

7455            ASCEND COMM         Y      510-747-2760                                                            Refer Direct. No
                                                                                                                   open box returns.

5067            BANYAN              Y      508-898-1798                                                            Refer Direct. No
                                                                                                                   open box returns.

9109, 2417      CALCOMP/DEMOS       Y      800-225-2667                                                            Refer Direct for
                                                                                                                   all reasons.

6253            CISCO               Y      714-838-0434

3797            COMPAQ              Y      800-345-1518
                LATIN AMERICA

3126            CREATIVE LABS       Y      405-742-6622                                                            Refer Direct. No
                OEM                                                                                                open box returns.


3368            DATA PRODUCTS      *Y      805-578-4455                                                             *Printers are
                                                                                                                    Refer Direct.

2278            FARGO               Y      612-941-9470                                                             Vendor RA
                ELECTRONICS                                                                                         required on
                                                                                                                    printers.


2314            GCC                 Y      617-275-1795
                TECHNOLOGIES

1614, 3696      HEWLETT             Y      800-633-3600                                                             30 day stock
                PACKARD                                                                                             balance returns.


6045            IBM/AAP             Y      800-772-2227

3118            IBM MEMORY          Y      800-426-7299                                                             Refer direct for
                                                                                                                    DOA and
                                                                                                                    defective
                                                                                                                    returns.

1889, 2374      IBM SYSTEMS        *Y      800-772-2227                                                            *Defective
                                                                                                                   options may be
1634, 2634                                                                                                         returned for 90
9092                                                                                                               days.



2101            IBM TERMINALS       Y      800-772-2227

7425            INFOCUS             Y      800-294-6400

7051            JES HARDWARE        Y      800-482-1866
                SOLUTIONS

7090            LUCENT              Y      407-662-7251                                                            Refer Direct. No
                TECHNOLOGY                                                                                         open box returns.


1252, 9768      MADGE NETWORKS      Y      800-876-2343


                            REFER DIRECT TO VENDORS



Y= Yes   * See last column for details      YPH = Yes Purchase History                                             UPDATED as of
                                                                                                                   April 10, 1997
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     EXCEPTIONS &
  IM                             CONTACT   VENDOR        VENDOR       IM       END-USER    PROBLEM      SERIAL        ADDITIONAL
 VENDOR          VENDOR          VENDOR    PHONE          RA        INVOICE    RECEIPT       DESC.      NUMBER          VENDOR
 NUMBER           NAME           DIRECT    NUMBER        REQ'D       REQ'D      REQ'D       REQ'D        REQ'D       REQUIREMENTS
-----------------------------------------------------------------------------------------------------------------------------------

2358-44         MICRONET TECH.      Y      714-453-6000                                                            Stock balance -
?665, 1381                                                                                                         30 days.
?288                                                                                                               Vendor RA
                                                                                                                   Required.

?788, 5858      MICROSOFT OEM       Y      800-325-1233                                                            HARDWARE
                                           800-227-6197                                                            SOFTWARE

?358            MICROTEST           Y      800-526-9675

?787            NANAO               Y      310-431-5011

?688            NETWORK             Y      800-674-8855                                                            Refer Direct. No
                PERIPH.                                                                                            open box returns.

?542            PLAINTREE           Y      800-831-1095

?354            QUARK               Y      303-894-8899                                                            Stock balance -
                                                                                                                   30 days.

?474, 4858      RADIUS              Y      408-541-5700                                                            Refer Direct for
??59                                       Ext 3                                                                   Systems.


?217            SANTA CRUZ          Y      408-425-7222
?239, 2167

?296            SEIKO               Y      800-553-5312

?327            SHIVA CORP          Y      800-537-4482                                                             Preclearance
                                                                                                                    thru Vendor.

?578            SOFTDESK            Y      816-891-2800                                                             Refer Direct.
                RETAIL                                                                                              No open box
                                                                                                                    returns.

?915,5926       SUN                 Y      800-872-4786
?927

?755            SYNCRONYS           Y      888-763-8726

?775            TELEBIT             Y      800-835-3248




                             OTHER VENDOR POLICIES

Y = Yes     * See last column for details     YPH = Yes Purchase History

----------------------------------------------------------------------------------------------------------------------------------
  IM                            CONTACT    VENDOR     VENDOR     IM     END-USER   PROBLEM    SERIAL     EXCEPTIONS &
VENDOR      VENDOR               VENDOR     PHONE       RA     INVOICE  RECEIPT     DESC.     NUMBER  ADDITIONAL VENDOR
NUMBER       NAME                DIRECT    NUMBER     REQ'D     REQ'D    REQ'D      REQ'D      REQ'D     REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------------------
5005        APRICORN                *      800-458-5448                                                *Certain SKUs may be
                                                                                                        refer direct.

1374        ACER AMERICA            *      800-873-7255                                                *Only Altos servers are
                                                                                                        refer direct.

1054        ADAPTEC                        714-455-8100         Y-1 year               Y                --

1976, 7, 81 APPLE                          800-776-2333         Y-30     Y-30          Y         YPH    30 day return on DOA then
                                                                days     days                           warranty repair.
2258, 2381                                                                                              Provide DV number.

1077, 1913  ARTISOFT                       602-670-7000                                Y                30 day money back
                                                                                                        guarantee.

1338, 1344  CALCOMP                 *      800-225-2667                                                *Satisfaction guaranteed
                                                                                                        for 30 days.
                                                                                                        30 Days for defective
                                                                                                        returns.
1843                                                                                                    No stock balancing--
                                                                                                        several SKUs.

3672        CENTON                  *      714-699-2065         Y-30                                   *Cross shipment within
                                                                days                                    30 days.  Over 30 days
                                                                                                        requires Vendor approval.

1655        CHEYENNE                       800-243-9462  Y-60                                           60 day money back
                                                         days                                           guarantee.

2979, 3974  COMPAQ                         800-231-9977                                                 30 day DOA only.

1708        CREATIVE LABS           *      405-742-6622         Y-30                                    DOA/NEVER BEEN USED ONLY!
                                                                days                                    30 DAY ONLY. After 30
                                                                                                        days, refer to repair.

1595        DIGI INTERNATIONAL             612-943-0577         Y-30 days

1226        DRESSELHAUS                    800-368-7737         Y-60     Y-60          Y                60 day return on
                                                                days     days                           defective or DOA.
                                                                                                        No incomplete items
                                                                                                        accepted.

3861        EXABYTE                 *      800-392-2983                                                *30 day stock balance and
                                                                                                        defective returns.
                                                                                                        After 30 days, contact
                                                                                                        vendor directly.

2657        FUJITSU DISK DR.               800-833-2207         Y-30                           YPH      30 day return only. Must
                                                                days                                    have SN verified.

2311        FWB INC.                       415-325-4392         Y-30                                    30 day defective returns,
                                                                days                                    then refer to vendor.

1978, 1916  GENICOM                        800-258-1952                                                 15 day try it program.

ALL         HEWLETT                 *                                                                  *Discontinued Defective &
            PACKARD                                                                                     Stock Balance goods will
                                                                                                        not be accepted.
2061        HITACHI AMERICA                510-661-0777         Y-30 days

2123, 2125  INTEL                          800-538-3373                                                 PRODUCT MUST BE COMPLETE.
2238, 1151                                                                                              UNITS WITH BURNT OR BROKEN
                                                                                                        PARTS ARE NON-RETURNABLE.

1589, 2613  KODAK                   *      800-344-0006                                                 DOA ONLY (No Power).
                                                                                                        "No missing product".

1445, 2267  LEXMARK/IBM                    800-624-6875                  Y-30                  YPH      EXCEPTION: DOA only
                                                                         days                           (no power).
                                                                                                        Others are warranty service.

7968        LINOTYPE-HELL           *      800-648-7254                                                 30 day defective returns
                                                                                                        from invoice, then refer to
                                                                                                        vendor. No open box returns.

3249        LOTUS PASSPORT          *      800-828-6693                                                *See Software Licenses below.

2672        MAXTOR CORP.                   800-262-9867                                                 30-day return on defective.

2182        MEREDIAN DATA           *      800-755-8324                                                *Some SKUs may be refer
                                                                                                        direct.

2285        MICROPOLIS                     818-709-3300                                                 30 day returns only.

                             OTHER VENDOR POLICIES

Y = Yes     * See last column for details     YPH = Yes Purchase History

----------------------------------------------------------------------------------------------------------------------------------
  IM                            CONTACT    VENDOR     VENDOR     IM     END-USER   PROBLEM    SERIAL     EXCEPTIONS &
VENDOR      VENDOR               VENDOR     PHONE       RA     INVOICE  RECEIPT     DESC.     NUMBER  ADDITIONAL VENDOR
NUMBER       NAME                DIRECT    NUMBER     REQ'D     REQ'D    REQ'D      REQ'D      REQ'D     REQUIREMENTS
----------------------------------------------------------------------------------------------------------------------------------
2499       MICROSOFT               *      800-759-3003                                                *Non Resaleable returns
                                                                                                       over 1.5% of sales will
                                                                                                       be subject to fee.



3018       MICROSOFT MOLP          *      800-759-3003                                                *See Software Licenses
                                                                                                       below.



2665-66    MITSUBISHI                     800-446-6866         Y-30     Y-30          Y                DOA 30-days to IM, then
                                                               days     days                           refer direct.
2668                                      800-344-6352                                                 Stock balance for
                                                                                                       30 days only.

           NEC                     *      800-388-8888         Y-30     Y-30          Y          Y     MUST have receipt.
           TECHNOLOGIES                                        days     days                           Accessories are returnable
2700         Printers                                                                                  to IM for 1-year.
2710         Monitors                                                                                  PRINTERS & MONITORS
2712         Optical                                                                                   after 30 days are
2705         CPUs                                                                                      VENDOR DIRECT.
3569         Laptops

2860, 1, 2 PANASONIC                      800-447-4700         Y-30     Y-30          Y                Must have original
2090                                                           days     days                           packaging defective
                                                                                                       only within 30 days.
2919       PINNACLE MICRO                 714-727-3300                                                *Some items might be
                                                                                                       Refer Direct.

2627       PLEXTOR                        800-886-3935                                                *Some items might be
                                                                                                       Refer Direct.

7461       PROMISE                 *      800-888-0245                                                *Some items might be
           TECHNOLOGY                                                                                  Refer Direct.

1638       QMS                     *      334-633-4300                                                *Some items might be
                                          x 1352                                                       Refer Direct.

2857, 1865 QUANTUM                 *      800-624-5545         Y-30     Y-30                          *After 30-days MUST
                                                               days     days                           RETURN DIRECT.
1349, 2281                                                                                             30 day stock balance
                                                                                                       returns.

1467, 2086 SAMSUNG                        800-446-0262         Y-45     Y-45          Y                Include 45 day IM or
                                                               days     days                           end-user receipt.

1277, 1278 SEAGATE                  *     800-468-DISC         Y-30                             YPH   *Repair only after first
           TECHNOLOGY                                          days                                    30 days. Must have drive
                                                                                                       box. *Controllers have
                                                                                                       1 yr return. 30 day
                                                                                                       stock balance return.

1133       STANDARD                 *     800-SMC-4YOU                                                *30 day defective returns.
           MICRO SYSTEMS                  800-762-4968

3265, 1993 STORAGE                        408-894-1418         Y-30     Y-30                           30 day returns.
3267, 3266 DIMENSIONS                                          days     days

2782       TEAC                    *      213-726-0303                                                 HD + CD - 30 Day Return.
                                                                                                       FD 1 year Return.

1108, 1866 TEXAS                   *      800-848-3927    Y*            Y-30                          *30 days defective return
           INSTRUMENTS                                                  days                           on notebooks and printers
2777                                                                                                   with enduser receipt.
                                                                                                       Charge for toner in printer.

3743       TOSHIBA DISK            *      714-455-0407                                                *30 day stock balance and
                                                                                                       defective returns.
                                                                                                       After 30 days, contact
                                                                                                       vendor directly.

3166       UMAX                           510-651-8883                                                 All software must be
                                                                                                       incl in scanner returns.

                             OTHER VENDOR POLICIES



MASS STORAGE PRODUCTS                  SEAGATE
Stock Balance and Defective mass       DOA product may be returned for 30 days
storage products are limited to a      from date of IM sales for credit or
30 day return from date of purchase.   replacement. After 30 days, repair only
                                       through Seagate. Must have verification
                                       that serial number falls within the
MEMORY PRODUCT                         warranty period. Drives must be
Defective returns for replacement      returned in Seagate approved packing.
only within 30 days of purchase.
Stock balance may be done within
the first 30 days of purchase with     SOFTWARE LICENSES
pricing to be the lowest price         Contact the Ingram Micro Partners
between current price and price paid.  Representative regarding returns policies for all software licenses
                                       purchased through the Ingram Micro
CONFIGURATION PRODUCTS                 Partners Desk.
Product configured is subject to
Vendor policy. Defective components
may be repaired within 30 days         OEM DIVISION
contingent upon Vendor policy. No      No stock balancing and returns allowed.
stock balance returns.                 Some defective returns may be referred
                                       to vendor.

MICROSOFT
Non resaleable returns maybe subject
to fees when returns are over 1.5%
of sales.

Vendor information is subject to change without notice.

                                  EXHIBIT C-1

                           MANUFACTURER REFER DIRECT
                            POLICIES AND WARRANTIES

Ingram reserves the right to not accept Product returns if the manufacturer/vendor has placed restrictions upon the return of Product. The following manufacturers/vendors adhere to such guidelines:

Vendor                         Vendor               Phone
Number(s)                      Name                 Number          Additional Notes
1338, 1344, 1843               Calcomp              800-225-2667    Refer Direct for Plotters Only

2417                           Calcomp Plotters     800-541-7877

2278                           Fargo Electronics    612-941-9470    Vendor RA required on printers

2172, 1914, 2170, 2171         Informix Database    913-599-7100

2538, 2544, 1665, 1381, 2288   Micronet Tech        714-453-6000    Ingram Micro invoice required -- 30 days

3018                           Microsoft MOLP       800-759-3003    No returns thru Ingram Micro.

2532, 2546                     Microtek Lab         213-321-2121    Lasers are Refer Direct. Can take others
                                                                    within 30 days. Must return software.

1952                           Motorola/UDS         800-221-4380

2600, 2601, 2602               Mountain Network     408-439-3210    Ingram Micro invoice required -- 30 days.
                                                                    Serial # must match on unit & RMA.
                                                                    Ingram Micro preclearance.

3787                           Nanao

2919                           Pinnacle Micro       714-727-3300    Vendor RA required

1354                           Quark                303-894-8899    Stock Balance 30-days

Notes:
This list is subject to change without notice.

                                   EXHIBIT D

The following manufacturer/vendors do not offer pass-through price protection under any circumstances:

3M                                     Ora
Acer                                   Panamax
Adaptec                                Parana
ADI                                    Perfect Data
Advanced Gravis                        Pinnacle Micro
Artisoft                               Polaroid
Ati Technologies                       Proteon
Bay Networks                           QMS
Belkin                                 Quantum
Brainworks                             Reactor
Canon                                  Server
Cisco                                  SL Waber
Cogent                                 Sony
Colorado Memory                        Sony Computer Peripherals
CTX                                    Toshiba -- Disk
Cyrix                                  Touchstone
Diamond                                Verbatim
Digital Products                       Viewsonic
Digital Vision                         Wordperfect
EFI
FWB
Global Village
Hayes (Practical Peripherals)
Hewlett (and HP Networking)
IBM -- Storage
IBM -- Terminals
Informix
Intel
Intellimedia Sports
Intuit
Keytronic
Kingston
Kodak
Madge Networks
Maxell
Megahertz
Memorex
Milan
Micropolis
Mountain
Newpoint
Nikon
Novell

Notes:  This list is subject to change without notice.

                                   EXHIBIT E

                     INGRAM MICRO PRICE PROTECTION REQUEST
                          INVENTORY CERTIFICATION FORM

Return this form to Ingram Micro Customer Service, 1600 E. St. Andrew Place, Santa Ana, CA 92799-5125 or fax documentation to (714) 566-7720 for Branches 10 and 50 or (716) 635-6446 for Branches 20, 30, 40, 60, and 70.

-----------------------------          -----------------------------------
Dealer Name                            Customer Number

-----------------------------          -----------------------------------
Address                                Store Number

-----------------------------          -----------------------------------
City, State and Zip Code               Contact Name

-----------------------------          -----------------------------------
Telephone Number                       Fax Number

--------------------------------------------------------------------------------
VENDOR NAME:
--------------------------------------------------------------------------------
                    Ingram Micro         Product            Credit Amount
Quantity            Part Number          Description        (Ingram Micro Use)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


(Please attach additional Ingram Micro Part Number). One vender per form please.

DEALER CERTIFICATION

I certify that the above inventory was on-hand and/or in transit as of the close of business on the date below. I will retain records for six (6) months to substantiate these inventory levels and will allow the manufacturer access to my premises to inspect current physical inventory and records at the manufacturer's discretion.

-----------------------------          -----------------------------------
Authorized Signature (Required)                       Title

-----------------------------          -----------------------------------
Print Name                                            Date

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


Note: This certification must be completed and submitted to Ingram Micro Customer Service within *************** business days of manufacturer's price decrease.

--------------------------------------------------------------------------------
Ingram Micro Use Only:


--------------------------------------      ------------------------------------
Customer Service Representative's Name                 Approvals

--------------------------------------      ------------------------------------
Reference Number                                         Amount

--------------------------------------      ------------------------------------
Date

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                   EXHIBIT F

                                 PC CONNECTION
                       DAYS SALES OUT ("DSO") CALCULATION


Ingram will calculate PC Connection's DSO, as follows:


PC Connection's ********************************************
*************************** (equals the ************ balance)
*********************** (equals the******************************* sales)
*********************** number of days in the prior month (equals the number of days remaining)
****** the number of days in the current month
Equals the DSO expressed in days.


Example:
***** bal    **** Sales
********* -   *********
-----------------------                        # days in         days         days in
    ******** Sales          Remaining ****     prior month     remaining     curr. month       DSO
      *********       =         ****         **     28.      =   3.44     **      28.      =  ******


PC Connection's DSO accounts receivable number may be adjusted as compensation for verifiable misshipments, as set forth in Section 5.D of this Agreement.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


INGRAM
MICRO


AMENDMENT #1                                                August 29, 1997
Resale Agreement                                               Confidential



INGRAM MICRO INC. ("Ingram") and PC CONNECTION ("PC Connection") hereby agree to amend their mutual Resale Agreement, including any subsequent Amendments, as follows:

1.   Add the following to Section 8:

8.F. During the term of this Agreement, PC Connection may request a Product return for buyback at PC Connection's invoice price in an amount not to exceed $******** after fees have been applied. All Product must be returned in resalable condition and will be subject to Ingram's review and approval as well as the terms and conditions of Ingram's Buyback Agreement when signed. PC Connection may split this buyback into various increments so long as the total Product is returned prior to the expiration of this Agreement.



Agreed to as of this 30 day of October 1997

"PC Connection"                               "Ingram"


By:  /s/Robert F. Wilkins                     By:  /s/ Debbie Tibey
(Officer of the Company)                      (Officer of the Company)

Name: Robert F. Wilkins                       Name:  Debbie Tibey
(Please print or type)                        (Please print or type)


Title: Vice President, Product Mgmt.          Title: Vice President of NMA